UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2014

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) of Edwards Lifesciences Corporation (“Edwards”), stockholders of Edwards approved the amendment and restatement of Edwards’ Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”) by the affirmative vote of a majority of the shares of common stock represented at the 2014 Annual Meeting, in person or by proxy, and entitled to vote.  In addition to certain technical, conforming, and clarifying changes, these amendments include the following additional changes:

•                  Increase the Aggregate Share Limit.  The total number of shares of common stock available for issuance under the Long-Term Stock Program was increased by 2,000,000 shares for an aggregate of 50,900,000 shares.

•                  Increase in the Aggregate Limit on Restricted Stock and Restricted Stock Units.  The total number of shares of common stock that may be issued as restricted stock and restricted stock unit awards under the Long-Term Stock Program was increased by 1,000,000 shares. For purposes of clarity, any shares that are delivered pursuant to restricted stock or restricted stock units awards also count against (and are not in addition to) the aggregate share limit described above.

•                  Extension of Performance-Based Award Feature.  The feature of the Long-Term Stock Program that provides flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Internal Revenue Code will be extended through April 1, 2018.

•                  Clarification of Subsidiary Representative Director Eligibility.  It was clarified that representative directors of our foreign subsidiaries, who may not be treated as employees under local law, but are treated as employees by the subsidiary for all other purposes, are eligible to participate in the Long-Term Stock Program.

A more detailed description of the amended and restated Long-Term Stock Program is set forth in Edwards’ Definitive Proxy Statement, filed March 28, 2014, under the Securities Exchange Act of 1934 (the “Proxy Statement”) in the section entitled “Proposal 2 — Amendment and Restatement of the Long-Term Stock Incentive Compensation Program,” and is incorporated herein by reference.  Such description is qualified in its entirety by reference to the Long-Term Stock Program attached to the Proxy Statement as Appendix A and incorporated herein by reference as Exhibit 10.1.

At the 2014 Annual Meeting, stockholders of Edwards also approved the amendment and restatement of Edwards’ 2001 Employee Stock Purchase Plan for International Employees (the “International ESPP”) by the affirmative vote of a majority of the shares of common stock represented at the 2014 Annual Meeting, in person or by proxy, and entitled to vote.  In addition to certain technical, conforming, and clarifying changes, these amendments include the following additional changes:

•                  Increase the Aggregate Share Limit.  The total number of shares of common stock available for issuance under the International ESPP was increased by 300,000 shares.

•                  Clarification of Subsidiary Representative Director Eligibility.  It was clarified that representative directors of our foreign subsidiaries, who may not be treated as employees under local law, but are treated as employees by the subsidiary for all other purposes, are eligible to participate in the International ESPP.

A more detailed description of the amended and restated International ESPP is set forth in the Proxy Statement in the section entitled “Proposal 3 — 2001 Employee Stock Purchase Plan for International Employees,” and is incorporated herein by reference.  Such description is qualified in its entirety by reference to the International ESPP attached to the Proxy Statement as Appendix B and incorporated herein by reference as Exhibit 10.2.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

On May 8, 2014, Edwards held its 2014 Annual Meeting.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

(i) Both nominees for director listed in Proposal 1 were elected to serve one-year terms ending in 2015 by the following vote:

	For	Against	Abstain	Broker Non-Votes
John T. Cardis	84,630,842	1,332,250	55,236	7,647,868

David E.I. Pyott	84,007,430	1,955,771	55,127	7,647,868

(ii)  Proposal 2 - The Amended and Restated Long-Term Stock Program was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
81,512,556	4,397,510	108,262	7,647,868

(iii)  Proposal 3 - The Amended and Restated Employee Stock Purchase Plan for International Employees was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
85,343,201	581,331	93,796	7,647,868

(iv)  Proposal 4 — The non-binding advisory proposal regarding compensation of Edwards’ named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
75,722,819	10,051,873	243,636	7,647,868

(v)  Proposal 5 — Ratification of the selection of PricewaterhouseCoopers LLP as Edwards’ independent public accountants for the fiscal year ending December 31, 2014 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
91,664,818	1,915,588	85,790	0

(vi)  Proposal 6 — The stockholder proposal regarding action by written consent was defeated by the following vote:

For	Against	Abstain	Broker Non-Votes
30,394,819	55,240,017	383,492	7,647,868

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

10.1            Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 28, 2014, under the Securities Exchange Act of 1934).

10.2            Amended and Restated 2001 Employee Stock Purchase Plan for International Employees (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 28, 2014, under the Securities Exchange Act of 1934).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2014

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1

Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 28, 2014, under the Securities Exchange Act of 1934).

10.2

Amended and Restated 2001 Employee Stock Purchase Plan for International (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 28, 2014, under the Securities Exchange Act of 1934).